Schedule of Right-of-use Lease Assets and Lease Liabilities (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Mar. 31, 2024	Mar. 31, 2023
Leases
Operating lease, right-of-use assets, net	$ 4,182	$ 4,466	$ 2,604
Current portion of long-term operating lease	1,494	1,572	1,005
Long-term operating lease	2,731	2,917	1,621
Total operating lease liabilities	$ 4,225	$ 4,489	$ 2,626